US
                                     GLOBAL
                                    LEADERS
                                  GROWTH FUND







                               Semi-Annual Report

                                December 31, 1998

                         U.S. GLOBAL LEADERS GROWTH FUND

Dear Fellow Long-Term Investor:

It is gratifying to report the following continued favorable investment performance results for U.S. Global Leaders Growth Fund on both an absolute and relative basis:

                                                   INCEPTION 9/29/95
                                                      TO 12/31/98
                                          1998       (ANNUALIZED)
                                          ----       ------------
U.S. Global Leaders Growth Fund           31.98%         31.44%
U.S. GLOBAL LEADERS (AFTER-TAX)           31.98          31.30
S&P 500 Index                             28.57          28.00
Lipper Growth Fund Index                  25.66          22.50
Lipper International Fund Index           12.65          11.07

The bull market might act somewhat skittishly in 1999, but this epochal bull run evidences few signs of running out of energy. Sound long-term strategies such as investing in companies with SUSTAINABLE earnings growth need not be modified. However, adherents to other approaches (E.G. those based on capitalization size, country of domicile, price/book ratios, earnings or stock price momentum, etc.) -- which might have delivered adequate if not stellar results in the 1995-1998 period of unprecedented stock price gains -- could be in for a jolt. While psychology can drive the prices of both markets and individual companies in the short run, it is EARNINGS that determine long run results. Little else matters.

Thus, confidence in the prospects for "Global Leaders" for the foreseeable future is rooted in our expectation that the concentrated group of companies in which the Fund invests are likely to sustain earnings growth in the 18 to 20 percent range on average. How many mutual fund portfolio managers can be so confident? (Certainly investors in the S&P 500 index should not be, as most analysts anticipate little or no earnings gain for the index companies this year and no more than 6 to 8 percent average annual earnings gains in the years beyond.)

Moreover, the relative valuation of the Fund companies collectively is as compellingly attractive as is their relative earnings power. The Fund's price/earnings multiple is only 1.5 times its sustainable growth rate, while the S&P 500's price/earnings multiple is about 4 times its underlying earnings growth rate. This near Nirvana combination of high relative growth/low relative valuation is now the most attractive that it has been in my professional career.

The outlook remains reasonably favorable, despite a slowing of economic growth globally and in the U.S. (but no recession). Inflation is negligible, already low interest rates should go even lower, and supply/demand relationships are very favorable for U.S. equities. "The Federal Reserve writes Wall Street's market letter" is one of the few stock market adages to stand the test of time. Monetary policies are likely to remain a stabilizing force in world markets -- and the global economy should eventually kick into a more expansionary phase.

                         U.S. GLOBAL LEADERS GROWTH FUND


It is notable that Fund assets have grown from under $5 million at inception on September 29, 1995 to over $100 million at year-end. Also, I am pleased to report that MORNINGSTAR awarded the Fund a five-star performance rating for the three years ending December 31, 1998.*

U.S. Global Leaders Growth Fund shareholders can now access - via the internet - their account holdings and transaction information as well as the daily NAV history of the Fund. Passwords are not necessary to view this information. However, the nine-digit shareholder account number (excluding the "00" sub-account) must be provided as well as the last four digits of the social security number or tax ID associated with the account. The site may be accessed from the Fund's own web site, www.usgloballeaders.com, by selecting "View Shareholder Account Information" (the last choice on the left side of the page).

It is also important to note that the homepage for our site is a monthly update of the Fact Sheet on the Fund, which shows current holdings, recent performance with relevant comparisons, and other important data. The Ad Hoc Commentary page will display a Letter to Shareholders commenting in timely fashion on the first and third quarters' performances (supplementing the June 30 annual report and December 31 semi-annual report that are sent to you directly). If there is a dramatic stock market development -- such as the over 500 point drop in the Dow Jones Industrial average that occurred on August 31 and which prompted my special letter of September 2 -- check out this Ad Hoc Commentary page for possible observations.

It is said that successful investing, like success itself, is a journey, not a destination. We are gratified that you have chosen to invest with U.S. Global Leaders Growth Fund. We are committed to making it a safe and rewarding experience.

Cordially,

/s/ George M. Yeager

George M. Yeager


"PATIENCE IS THE COMPANION OF WISDOM."   St. Augustine

*Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1998. These ratings may change monthly. Ratings are calculated from the Fund's 3-year average annual returns with appropriate fee and charge adjustments and a risk factor that reflects fund performance relative to 3-month Treasury bill monthly returns. 2,783 equity funds were rated for the period. 10% of Funds in an investment category receive five stars, 22.5% four stars, 35% three stars, 22.5% two stars and 10% one star.

                         U.S. GLOBAL LEADERS GROWTH FUND

SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 Shares   COMMON STOCKS: 96.1%                                      Market Value
--------------------------------------------------------------------------------

          BEVERAGES: 1.7%
 26,700   Coca-Cola Company......................................    $ 1,785,563
                                                                     -----------
          BUSINESS AND INFORMATION SERVICES: 12.0%
 40,100   Automatic Data Processing, Inc.........................      3,215,519
147,200   Gartner Group, Inc.*...................................      3,128,000
 76,000   Quintiles Transnational Corp.*.........................      4,056,500
 49,050   Robert Half International, Inc.*.......................      2,191,922
                                                                     -----------
                                                                      12,591,941
                                                                     -----------
          COMPUTER SOFTWARE: 2.0%
 14,800   Microsoft Corp.*.......................................      2,052,575
                                                                     -----------
          CONSUMER SERVICES: 3.0%
145,800   ServiceMaster Company..................................      3,216,713
                                                                     -----------
          DRUG DELIVERY SYSTEMS: 3.9%
 77,900   ALZA Corp.*............................................      4,070,275
                                                                     -----------
          ENTERTAINMENT AND LODGING: 5.2%
154,800   Marriott International, Inc., Class A..................      4,489,200
 32,250   Walt Disney Company....................................        967,500
                                                                     -----------
                                                                       5,456,700
                                                                     -----------
          EXPRESS DELIVERY SERVICES: 5.1%
 60,200   FDX Corp.*.............................................      5,357,800
                                                                     -----------
          FINANCIAL SERVICES: 3.6%
 54,000   State Street Corp......................................      3,756,375
                                                                     -----------
          FOODS: 2.2%
 26,300   Wm. Wrigley Jr. Company................................      2,355,494
                                                                     -----------
          FOOD SERVICES: 10.3%
 55,900   McDonald's Corp........................................      4,283,337
117,100   Starbucks Corp.*.......................................      6,572,237
                                                                     -----------
                                                                      10,855,574
                                                                     -----------
          HEALTH PRODUCTS: 5.4%
 58,400   Abbott Laboratories....................................      2,861,600
 33,200   Johnson & Johnson......................................      2,784,650
                                                                     -----------
                                                                       5,646,250
                                                                     -----------

                         U.S. GLOBAL LEADERS GROWTH FUND

SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 1998 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
          HOUSEHOLD PRODUCTS: 3.5%
 22,900   Colgate-Palmolive Company..............................   $  2,126,837
 17,000   Procter & Gamble Company...............................      1,552,313
                                                                    ------------
                                                                       3,679,150
                                                                    ------------
          INSURANCE: 2.8%
 30,755   American International Group, Inc......................      2,971,702
                                                                    ------------
          MASS MERCHANDISING: 5.2%
 66,850   Wal-Mart Stores, Inc...................................      5,444,097
                                                                    ------------
          PHARMACEUTICALS: 8.5%
 21,700   Merck & Company, Inc...................................      3,204,819
 45,500   Pfizer, Inc............................................      5,707,406
                                                                    ------------
                                                                       8,912,225
                                                                    ------------
          SPECIALTY RETAIL: 20.2%
127,600   Home Depot, Inc........................................      7,807,525
177,950   Staples, Inc.*.........................................      7,774,190
107,400   Tiffany & Company......................................      5,571,375
                                                                    ------------
                                                                      21,153,090
                                                                    ------------
          TOILETRIES: 1.5%
 31,492   Gillette Company.......................................      1,521,457
                                                                    ------------

          Total Common Stocks (cost $65,333,535).................    100,826,981
                                                                    ------------
Principal
Amount      REPURCHASE AGREEMENT: 1.6%
--------------------------------------------------------------------------------
$1,687,000  Star Bank Repurchase Agreement, 3.50%,
            dated 12/31/1998, due 1/4/1999,
            collateralized by $1,740,000 GNMA, 7.00%,
            due 3/20/2024, (proceeds $1,687,656)
            (cost $1,687,000)....................................      1,687,000
                                                                    ------------

            Total Investment in Securities
              (cost $67,020,535+): 97.7%.........................    102,513,981
            Other Assets less Liabilities: 2.3%..................      2,364,660
                                                                    ------------
            TOTAL NET ASSETS: 100.0% ............................   $104,878,641
                                                                    ============

* Non-income producing security.

                         U.S. GLOBAL LEADERS GROWTH FUND

SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 1998 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
   Shares                                                           Market Value
--------------------------------------------------------------------------------

+ At December 31, 1998,  the cost of securities for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

    Gross unrealized appreciation................................   $37,030,860
    Gross unrealized depreciation................................    (1,537,414)
                                                                    -----------
          Net unrealized appreciation............................   $35,493,446
                                                                    ===========


See accompanying Notes to Financial Statements.

                         U.S. GLOBAL LEADERS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (cost $67,020,535) .......................................   $102,513,981
   Cash.........................................................            533
   Receivables:
      Securities sold...........................................      1,402,968
      Fund shares sold..........................................      1,020,969
      Dividends and interest....................................         45,087
   Prepaid expenses.............................................         19,956
                                                                   ------------
         Total assets ..........................................    105,003,494

LIABILITIES
   Payables:
      Advisory fees.............................................         82,357
      Administration fee........................................         13,736
      Fund shares redeemed......................................         18,637
   Accrued expenses.............................................         10,123
                                                                   ------------
         Total liabilities......................................        124,853
                                                                   ------------

NET ASSETS      ................................................   $104,878,641
                                                                   ============
NETASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE ($104,878,641/4,351,758 shares
  outstanding; unlimited number of shares
  authorized without par value).................................         $24.10
                                                                   ============

COMPONENTS OF NET ASSETS
   Paid-in capital .............................................   $ 72,720,432
   Accumulated net investment loss..............................       (304,236)
   Accumulated net realized loss on investments.................     (3,031,001)
   Net unrealized appreciation on investments...................     35,493,446
                                                                   ------------
      Net assets ...............................................   $104,878,641
                                                                   ============

See accompanying Notes to Financial Statements.

                         U.S. GLOBAL LEADERS GROWTH FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME

   Income
      Dividends.................................................    $   256,477
      Interest..................................................         21,223
                                                                    -----------
         Total income...........................................        277,700
                                                                    -----------
   Expenses
      Advisory fees ............................................        435,872
      Administration fee........................................         76,082
      Fund accounting fees......................................         15,359
      Custody fees..............................................         12,128
      Transfer agent fees.......................................         10,309
      Registration fees.........................................         10,126
      Audit fee.................................................          7,931
      Trustee fees..............................................          5,052
      Reports to shareholders...................................          3,045
      Legal fees................................................          2,925
      Miscellaneous.............................................          2,003
      Insurance.................................................          1,104
                                                                    -----------
         Total expenses.........................................        581,936
            NET INVESTMENT LOSS ................................       (304,236)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
   Net realized loss from security transactions ................     (2,506,739)
   Net change in unrealized appreciation on
     investments ...............................................     10,443,406
                                                                    -----------
         Net realized and unrealized gain
           on investments  .....................................      7,936,667
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........    $ 7,632,431
                                                                    ===========


See accompanying Notes to Financial Statements.

                         U.S. GLOBAL LEADERS GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                Six Months             Year
                                                   Ended               Ended
                                             December 31, 1998#    June 30, 1998
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss......................... $   (304,236)         $  (356,918)
Net realized loss from security
  transactions .............................   (2,506,739)            (408,137)
Net change in unrealized appreciation
  on investments............................   10,443,406           18,776,260
                                             ------------          -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .......................    7,632,431           18,011,205
                                             ------------          -----------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
  net change in outstanding shares (a)......    7,829,810           44,553,056
                                             ------------          -----------
   TOTAL INCREASE IN NET ASSETS ............   15,462,241           62,564,261

NET ASSETS
Beginning of period.........................   89,416,400           26,852,139
                                             ------------          -----------
END OF PERIOD .............................  $104,878,641          $89,416,400
                                             ============          ===========

(a) A summary of capital shares transactions is as follows:

                                Six Months                      Year
                                   Ended                        Ended
                             December 31, 1998#             June 30, 1998
                          -----------------------     -------------------------
                           Shares        Value         Shares          Value
                           ------        -----         ------          -----
Shares sold.............  695,896     $14,804,660     2,462,187     $46,809,937
Shares issued in
  reinvestment of
   distributions........      -0-             -0-           -0-             -0-
Shares redeemed......... (344,696)     (6,974,850)     (109,778)     (2,256,881)
                         --------     -----------     ---------     -----------
Net increase ...........  351,200     $ 7,829,810     2,352,409     $44,553,056
                         ========     ===========     =========     ===========

# Unaudited.


See accompanying Notes to Financial Statements.

                         U.S. GLOBAL LEADERS GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                              Six Months    Year Ended June 30,  Sept. 29, 1995*
                                Ended       -------------------      through
                            Dec. 31, 1998#   1998       1997      June 30, 1996
--------------------------------------------------------------------------------

Net asset value, beginning
 of period ..................   $22.35       $16.29     $12.08        $10.00
                                ------       ------     ------        ------
Income from investment
 operations:
  Net investment
   (loss) income ............     (0.07)      (0.07)     (0.04)         0.01
  Net realized and unrealized
   gain on investments ......      1.82        6.13       4.39          2.08
                                -------      ------     ------        ------
Total from investment
  operations ................      1.75        6.06       4.35          2.09
                                -------      ------     ------        ------
Less distributions:
  From net investment
   income ...................      0.00        0.00       0.00         (0.01)
  From net capital gains ....      0.00        0.00      (0.14)         0.00
                                -------      ------     ------        ------
Total distributions .........      0.00        0.00      (0.14)        (0.01)

Net asset value,
 end of period ..............   $24.10       $22.35     $16.29        $12.08
                                ======       ======     ======        ======
Total return ................     7.83%       37.20%     36.29%        20.83%

Ratios/supplemental data:
Net assets, end of period
 (millions) .................   $104.9        $89.4     $ 26.9        $  9.0
Ratio of expenses to average
 net assets:
 Before expense
  reimbursement .............     1.33%+      1.43%       1.87%         2.55%+
 After expense
  reimbursement .............     1.33%+      1.42%       1.48%         1.48%+
Ratio of net investment loss
 to average net assets:
 Before expense
  reimbursement .............    (0.70)%+    (0.67)%     (0.79)%       (1.08)%+
 After expense
  reimbursement .............    (0.70)%+    (0.66)%     (0.39)%       (0.01)%+

Portfolio turnover rate .....     6.77%       4.02%      21.49%         4.91%

* Commencement of operations.

+ Annualized.

# Unaudited.

See accompanying Notes to Financial Statements.

                         U.S. GLOBAL LEADERS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

      The U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of United States companies that have substantial international activities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. SECURITY VALUATION. Investments in securities traded on a national securities exchange, or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values, as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                         U.S. GLOBAL LEADERS GROWTH FUND

--------------------------------------------------------------------------------
NOTE 3 - COMMITMENTS AND OTHER RELATED
         PARTY TRANSACTIONS

      For the six months ended December 31, 1998, Yeager, Wood & Marshall, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended December 31, 1998, the Fund incurred $435,872 in advisory fees.
      The Fund is responsible for its own operating expenses. The Advisor agreed to reduce the limit of the Fund's total expenses to not more than 1.39% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any applicable expense limitations then in effect.
      Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million        $30,000
      $15 to $50  million      0.20% of average daily net assets
      $50 to $80 million       0.15% of average daily net assets
      $80 to $100  million     0.10% of average daily net assets
      Over $100 million        0.05% of average daily net assets

      For the six months ended December 31, 1998, the Fund incurred $76,082 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended December 31, 1998, were $10,353,551 and $5,826,528, respectively.

                         U.S. GLOBAL LEADERS GROWTH FUND

--------------------------------------------------------------------------------
NOTE 5 - FEDERAL INCOME TAXES

      As of June 30, 1998, the Fund had available for Federal tax purposes $524,262 of unused capital loss carryforward which will expire in 2006.

                                     ADVISOR

                      Yeager, Wood & Marshall, Incorporated
                                630 Fifth Avenue
                            New York, New York 10111
                                 (212) 765-5350


                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018


                                    CUSTODIAN

                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                  TRANSFER AND
                                    DIVIDEND
                                DISBURSING AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132


                                    AUDITORS

                               Ernst & Young, LLP
                             515 South Flower Street
                          Los Angeles, California 90071


                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.